EXHIBIT 99.2

Supplemental Information For the three months ended March 31, 2008 and 2007

GLIMCHER REALTY TRUST

Supplemental Information
For the Three Months Ended March 31, 2008 and 2007

TABLE OF CONTENTS

Income Statement Data:
Quarterly Income Statements	Page 1
Components of Minimum Rents and Other Revenue	Page 2
Summary Financial Statement Information for Unconsolidated Entities	Page 3
Calculation of Funds from Operations and FFO Payout Ratio	Page 4
Joint Venture Calculation of FFO and Disclosure of Pro Rata Share of JV Non-Cash Amounts	Page 5
EBITDA, Operating Ratios and Earnings per Share	Page 6

Balance Sheet Data:
Comparative Balance Sheets	Page 7
Market Capitalization and Debt Coverage Ratios	Page 8
Consolidated Debt Schedule	Page 9
Consolidated Debt Maturities Schedule	Page 10
Joint Venture Debt and Debt Maturity Schedule	Page 11

Operational Data:
Occupancy Statistics	Page 12
Leasing Results and Re-leasing Spreads	Page 13
Core Same Mall Portfolio Statistics by Asset Category Held-for-Investment	Page.14
Mall Assets Including Assets Held-for-Sale and Newly Acquired Malls - Statistics	Page 15
Summary of Significant Tenants	Page 16
Top 10 Regional Mall Tenants	Page 17
Lease Expiration Schedule	Page 18

Development Activity:
Capital Expenditures	Page 19
Development and Redevelopment Activity	Page 20

QUARTERLY INCOME STATEMENTS
(in thousands)

	Three Months Ended March 31,
	2008			2007
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Revenues:
Minimum rents (see components on page 2)	$48,018	$2,362	$50,380	$45,461	$8,151	$53,612
Percentage rents	1,231	60	1,291	1,433	183	1,616
Tenant reimbursements	23,294	1,028	24,322	21,874	3,892	25,766
Out parcel sales	1,060	-	1,060	-	-	-
Other (see components on page 2)	4,516	103	4,619	3,931	629	4,560
Total Revenues	78,119	3,553	81,672	72,699	12,855	85,554

Expenses:
Property operating expenses	(16,652)	(1,579)	(18,231)	(15,811)	(4,245)	(20,056)
Real estate taxes	(9,005)	18	(8,987)	(8,040)	(1,663)	(9,703)
	(25,657)	(1,561)	(27,218)	(23,851)	(5,908)	(29,759)
Provision for credit losses	(1,103)	(1,217)	(2,320)	(842)	(534)	(1,376)
Other operating expenses	(2,071)	(172)	(2,243)	(1,547)	(302)	(1,849)
Cost related to sales of out parcels	(319)	-	(319)	-	(6)	(6)
Real estate depreciation and amortization	(19,088)	-	(19,088)	(16,472)	(787)	(17,259)
Non-real estate depreciation and amortization	(466)	-	(466)	(388)	(7)	(395)
General and administrative	(4,154)	(9)	(4,163)	(4,591)	(27)	(4,618)
Total Expenses	(52,858)	(2,959)	(55,817)	(47,691)	(7,571)	(55,262)

Operating Income	25,261	594	25,855	25,008	5,284	30,292

Interest income	192	18	210	128	54	182
Interest expense	(20,401)	(1,300)	(21,701)	(21,860)	(2,279)	(24,139)
Loan fee amortization	(452)	(17)	(469)	(472)	(68)	(540)
Equity in income of unconsolidated entities	203	-	203	117	-	117
Income before minority interest and discontinued operations	4,803	(705)	4,098	2,921	2,991	5,912
Minority interest in operating partnership	-	-	-	(83)	-	(83)
Income from continuing operations	4,803	(705)	4,098	2,838	2,991	5,829
Discontinued Operations:
Loss on the sale of real estate assets	-	-	-	(362)	-	(362)
(Loss) income from operations	(705)	705	-	2,991	(2,991)	-
Net income	4,098	-	4,098	5,467	-	5,467
Preferred stock dividends	(4,359)	-	(4,359)	(4,359)	-	(4,359)
Net (loss) income to common shareholders	$(261)	$-	$(261)	$1,108	$-	$1,108

Note: Pre FAS 144 column includes both continuing and discontinued operations.

Components of Minimum Rents and Other Revenue
(in thousands)

	Three Months Ended March 31,
	2008			2007
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Components of Minimum Rents:
Base rent	$48,329	$2,274	$50,603	$45,552	$8,139	$53,691
Termination income	12	-	12	273	119	392
Straight-line rents	(323)	88	(235)	(364)	(107)	(471)
Total Minimum Rents	$48,018	$2,362	$50,380	$45,461	$8,151	$53,612

Components of Other Revenue:
Fee income	$973	$-	$973	$491	$-	$491
Specialty leasing and sponsorship income	2,300	90	2,390	2,200	556	2,756
Other	1,243	13	1,256	1,240	73	1,313
Total Other Revenue	$4,516	$103	$4,619	$3,931	$629	$4,560

Note: Pre FAS 144 column includes both continuing and discontinued operations.

SUMMARY FINANCIAL STATEMENT INFORMATION
FOR UNCONSOLIDATED ENTITIES
(in thousands)

	For the Three Months Ended March 31, 2008		For the Three Months Ended March 31, 2007
		Company's Pro-Rata		Company's Pro-Rata
		Share of Joint Venture		Share of Joint Venture
	Total	Operations	Total	Operations
Statements of Operations

Total revenues	$8,353	$4,344	$8,137	$4,231
Operating expenses	(4,133)	(2,149)	(3,928)	(2,042)
Net operating income	4,220	2,195	4,209	2,189
Depreciation and amortization	(2,089)	(1,086)	(2,291)	(1,191)
Other expenses, net	(3)	(2)	(3)	(2)
Interest expense, net	(1,731)	(900)	(1,683)	(875)
Net income	397	207	232	121
Preferred dividend	(8)	(4)	(8)	(4)
Net income available to partnership	$389	$203	$224	$117

GPLP's share of income from investment in joint ventures	$203		$117

CALCULATION OF FUNDS FROM OPERATIONS
and FFO PAYOUT RATIO
(in thousands, except per share data)

	2008	2007
	3 mos	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Funds from Operations:
Net (loss) income available to common shareholders	$(261)	$1,108	$(5,277)	$46,392	$(21,303)	$20,920
Real estate depreciation and amortization	19,088	17,259	19,571	17,842	20,386	75,058
Equity in (income) loss of unconsolidated entities	(203)	(117)	(1,276)	(164)	424	(1,133)
Pro-rata share of joint venture funds from operations	1,272	1,301	2,388	1,281	1,294	6,264
Minority interest in operating partnership	-	83	(431)	3,665	(1,682)	1,635
Loss (gain) on sales of properties	-	362	1,073	(48,784)	-	(47,349)
FFO	$19,896	$19,996	$16,048	$20,232	$(881)	$55,395

Adjusted Funds from Operations:
FFO	$19,896	$19,996	$16,048	$20,232	$(881)	$55,395
Add back: impairment adjustments and defeasance costs	-	-	2,452	(300)	28,028	30,180
Adjusted Funds from Operations:	$19,896	$19,996	$18,500	$19,932	$27,147	$85,575

Weighted average common shares outstanding - diluted (including common stock equivalents)	40,701	40,326	40,548	40,741	40,701	40,542

FFO per diluted share	$0.49	$0.50	$0.40	$0.50	$(0.02)	$1.37
Add back impairment losses/ (gains) and defeasance costs	-	-	0.06	(0.01)	0.69	0.74
Adjusted FFO per diluted share	$0.49	$0.50	$0.46	$0.49	$0.67	$2.11

	2008	2007
	3 mos	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
FFO Payout Ratio:
Dividend paid per common share/unit	$0.3200	$0.4808	$0.4808	$0.4808	$0.4808	$1.9232
FFO payout ratio after add back of impairment losses and defeasance costs	65.5%	97.0%	105.4%	98.3%	72.1%	91.1%

	2008	2007
	3 mos	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Supplemental disclosure of amounts included in FFO for wholly owned properties
Deferred leasing costs	$1,217	$1,297	$1,593	$1,475	$1,612	$5,977
Straight-line adjustment as (decrease) increase to minimum rents	$(235)	$(471)	$(430)	$(240)	$(581)	$(1,722)
Fair value of debt amortized as reduction to interest expense	$42	$107	$107	$107	$42	$363
Intangible and inducement amortization as a net increase (decrease) to base rents	$242	$5	$(101)	$(75)	$359	$188
Discontinued development write-off's	$326	$14	$1,020	$42	$152	$1,228
Impairment adjustments	$-	$-	$2,452	$(102)	$28,028	$30,378

JOINT VENTURE CALCULATION OF FUNDS FROM OPERATIONS
AND DISCLOSURE OF PRO RATA SHARE OF JOINT VENTURE
NON-CASH AMOUNTS IN FFO
(in thousands)

	2008	2007
	3 mos	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Joint Venture Funds from Operations:
Net income (loss) available to partnership	$389	$224	$2,452	$316	$(814)	$2,178
Real estate depreciation and amortization	2,056	2,277	2,138	2,148	3,301	9,864
FFO	$2,445	$2,501	$4,590	$2,464	$2,487	$12,042

Pro-rata share of joint venture funds from operations	$1,272	$1,301	$2,388	$1,281	$1,294	$6,264

	2008	2007
	3 mos	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Non-cash amounts included in FFO (pro-rata share of joint venture)
Straight-line adjustment as increase (decrease) to minimum rents	$48	$95	$84	$26	$(46)	$159
Fair value of debt amortized as increase to interest expense	$25	$25	$26	$25	$26	$102
Intangible amortization as an increase to minimum rents	$286	$405	$495	$366	$354	$1,619

EBITDA, OPERATING RATIOS and EARNINGS PER SHARE
(dollars and shares in thousands)

	2008	2007
	3 mos	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31

Calculation of EBITDA:
Net income (loss)	$4,098	$5,467	$(918)	$50,752	$(16,944)	$38,357
Interest expense and costs to defease debt (continuing and discontinued operations)	21,701	24,139	24,647	22,545	22,159	93,490
Loan fee amortization (continuing and discontinued operations)	469	540	521	492	471	2,024
Taxes (continuing and discontinued operations)	226	334	240	241	100	915
Depreciation and amortization (continuing and discontinued operations)	19,554	17,654	19,994	18,280	20,842	76,770
EBITDA	46,048	48,134	44,484	92,310	26,628	211,556
Minority interest in operating partnership	-	83	(431)	3,665	(1,682)	1,635
Loss (gain) on sales of properties and properties held for sale and impairment charges	-	362	3,525	(48,886)	28,028	(16,971)
Adjusted EBITDA	$46,048	$48,579	$47,578	$47,089	$52,974	$196,220

Operating Ratios Excluding Held-for-Sale Properties:
General and administrative / total revenues	5.3%	6.3%	5.6%	5.2%	4.8%	5.5%
Tenant reimbursements / (real estate taxes + property operating expenses)	90.8%	91.7%	87.3%	93.7%	95.8%	92.2%

Operating Ratios Including Held-for-Sale Properties:
Tenant reimbursements / (real estate taxes + property operating expenses)	89.4%	86.6%	82.2%	88.5%	91.2%	87.0%

Earnings per Share:
Weighted average common shares outstanding - basic	37,580	36,803	36,998	37,551	37,567	37,232
Weighted average common shares outstanding - diluted	40,701	39,799	40,548	40,741	40,701	40,228

Earnings per share - basic	$(0.01)	$0.03	$(0.14)	$1.24	$(0.57)	$0.56

Earnings per share - diluted	$(0.01)	$0.03	$(0.14)	$1.23	$(0.56)	$0.56

CONSOLIDATED BALANCE SHEETS
(dollars in thousands)

	2008	2007
	Mar. 31	Dec. 31
Assets:
Land	$241,108	$240,156
Building, improvements and equipment	1,710,134	1,703,491
Developments in progress	103,603	96,054
	2,054,845	2,039,701
Less accumulated depreciation	517,070	500,710
Net property and equipment	1,537,775	1,538,991

Deferred leasing costs, net	18,718	19,225
Investment in and advances to unconsolidated real estate entities	91,233	83,116
Real estate assets held-for-sale	70,246	68,671
Net investment in real estate	1,717,972	1,710,003

Cash and cash equivalents	15,175	22,147
Non-real estate assets associated with discontinued operations	3,735	5,002
Restricted cash	12,725	14,217
Tenant accounts receivable, net	36,755	39,475
Deferred expenses, net	7,016	5,915
Prepaid and other assets	36,444	34,188
Total Assets	$1,829,822	$1,830,947

Liabilities and Shareholders' Equity:
Mortgage notes payable	$1,166,493	$1,170,669
Mortgage notes payable associated with properties held-for-sale	72,680	81,541
Notes payable	338,000	300,000
Other liabilities associated with discontinued operations	1,812	2,763
Accounts payable and accrued expenses	58,552	62,969
Distributions payable	17,406	23,915
Total Liabilities	1,654,943	1,641,857

Minority interest in partnership	-	-

Shareholders' Equity:
Series F cumulative preferred stock	60,000	60,000
Series G cumulative preferred stock	150,000	150,000
Common shares of beneficial interest	378	377
Additional paid-in capital	563,311	563,460
Distributions in excess of accumulated earnings	(597,728)	(584,343)
Other comprehensive loss	(1,082)	(404)
Total Liabilities and Shareholders' Equity	$1,829,822	$1,830,947

MARKET CAPITALIZATION and DEBT COVERAGE RATIOS
(dollars and shares in thousands, except per share price)

	2008	2007
	3 mos	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31

Share price (end of period)	$11.96	$27.02	$25.00	$23.50	$14.29	$14.29

Market Capitalization Ratio:
Common shares outstanding	37,784	37,104	37,113	37,674	37,687	37,687
Operating partnership units outstanding	2,988	2,996	2,996	2,996	2,988	2,988
Total common shares and units outstanding at end of period	40,772	40,100	40,109	40,670	40,675	40,675

Valuation - Common shares and operating partnership units outstanding	$487,633	$1,083,502	$1,002,725	$955,745	$581,246	$581,246
Valuation - Preferred stock	210,000	210,000	210,000	210,000	210,000	210,000
Total debt (end of period)	1,577,173	1,594,184	1,615,779	1,460,089	1,552,210	1,552,210
Total market capitalization	$2,274,806	$2,887,686	$2,828,504	$2,625,834	$2,343,456	$2,343,456

Debt / Market capitalization	69.3%	55.2%	57.1%	55.6%	66.2%	66.2%
Debt / Gross asset value (1)	65.8%	65.5%	66.4%	63.3%	65.2%	65.2%
Debt / Market capitalization including pro-rata share of joint ventures	70.2%	56.2%	58.1%	56.6%	67.1%	67.1%

Debt Coverage Ratios:
Interest coverage ratio	2.1	2.0	1.9	2.1	2.4	2.1
(Adjusted EBITDA from page 6 / interest expense excluding defeasance cost)
Debt service coverage ratio	1.8	1.7	1.6	1.7	2.0	1.8
(Adjusted EBITDA / interest expense excluding defeasance cost + scheduled principal payments)

(1) Gross asset value is total assets plus accumulated depreciation

CONSOLIDATED DEBT SCHEDULE
(dollars in thousands)

Mortgage Notes Payable:							Balloon
	Mar. 31,	Dec. 31,	Interest Rates		Interest	Payment	Pmt.	Final
Fixed Rate	2008	2007	2008	2007	Terms	Terms	at Maturity	Maturity
Charlotte Eastland Mall, LLC (n) (o)	$42,680	$42,907	7.84%	7.84%	(m)	(a)	$42,302	(g)
Morgantown Mall Associates, LP	51,246	51,503	6.89%	6.89%	(m)	(a)	$50,823	(g)
GM Olathe, LLC (n) (o)	30,000	30,000	4.30%	6.35%	(l)	(b)	$30,000	January 12, 2009
Grand Central, LP	46,786	47,001	7.18%	7.18%		(a)	$46,065	February 1, 2009
Johnson City Venture, LLC	38,198	38,323	8.37%	8.37%		(a)	$37,026	June 1, 2010
Polaris Center, LLC	39,833	39,969	8.20%	8.20%	(m)	(a)	$38,543	(h)
Glimcher Ashland Venture, LLC	24,132	24,273	7.25%	7.25%		(a)	$21,817	November 1, 2011
Dayton Mall Venture, LLC	54,742	54,983	8.27%	8.27%	(m)	(a)	$49,864	(i)
Glimcher WestShore, LLC	93,200	93,624	5.09%	5.09%		(a)	$84,824	September 9, 2012
PFP Columbus, LLC	139,058	139,692	5.24%	5.24%		(a)	$124,572	April 11, 2013
LC Portland, LLC	130,499	131,069	5.42%	5.42%	(m)	(a)	$116,922	(j)
JG Elizabeth, LLC	155,379	156,082	4.83%	4.83%		(a)	$135,194	June 8, 2014
MFC Beavercreek, LLC	107,047	107,499	5.45%	5.45%		(a)	$92,762	November 1, 2014
Glimcher SuperMall Venture, LLC	58,387	58,624	7.54%	7.54%	(m)	(a)	$49,969	(k)
Glimcher Merritt Square, LLC	57,000	57,000	5.35%	5.35%		(c)	$52,914	September 1, 2015
RVM Glimcher, LLC	50,000	50,000	5.65%	5.65%		(d)	$44,931	January 11, 2016
WTM Glimcher, LLC	60,000	60,000	5.90%	5.90%		(b)	$60,000	June 8, 2016
EM Columbus II, LLC	43,000	43,000	5.87%	5.87%		(e)	$38,057	December 11, 2016
Tax Exempt Bonds	19,000	19,000	6.00%	6.00%		(f)	$19,000	November 1, 2028
	1,240,187	1,244,549
Other
Fair Value Adjustment - Polaris Center, LLC	929	1,036
Fair Value Adjustment - Merritt Square, LLC	(1,943)	(2,009)
Extinguished Debt	-	8,634			(p)

Total Mortgage Notes Payable	$1,239,173	$1,252,210

(a)	The loan requires monthly payments of principal and interest.
(b)	The loan requires monthly payments of interest only.
(c)	The loan requires monthly payments of interest only until October 2010, thereafter principal and interest are required.
(d)	The loan requires monthly payments of interest only until February 2009, thereafter principal and interest are required.
(e)	The loan requires monthly payments of interest only until December 2008, thereafter principal and interest are required.
(f)	The loan requires semi-annual payments of interest.
(g)	The loan matures in September 2028, with an optional prepayment (without penalty) date on September 11, 2008.
(h)	The loan matures in June 2030, with an optional prepayment (without penalty) date on June 1, 2010.
(i)	The loan matures in July 2027, with an optional prepayment (without penalty) date on July 11, 2012.
(j)	The loan matures in June 2033, with an optional prepayment (without penalty) date on June 11, 2013.
(k)	The loan matures in September 2029, with an optional prepayment (without penalty) date on February 11, 2015.
(l)	Interest rate of LIBOR plus 165 basis points fixed through a SWAP agreement at a rate of 4.30% and 6.35% at March 31, 2008 and December 31, 2007, respectively.
(m)	Interest rate escalates after optional prepayment date.
(n)	Mortgage notes payable associated with properties held-for-sale as of December 31, 2007.
(o)	Mortgage notes payable associated with properties held-for-sale as of March 31, 2008.
(p)	Interest rate of 7.41% at December 31, 2007.

CONSOLIDATED DEBT MATURITIES
(dollars in thousands)

	Balance
Description	3/31/2008	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017+
Fixed Rate
Charlotte Eastland Mall, LLC	$42,680	$42,680	-	-	-	-	-	-	-	-	-
Morgantown Mall Associates, LP	51,246	51,246	-	-	-	-	-	-	-	-	-
$140M Protected Credit Facility (a)	140,000	-	$140,000	-	-	-	-	-	-	-	-
GM Olathe, LLC (a)	30,000	-	30,000	-	-	-	-	-	-	-	-
Grand Central, LP	46,786	651	46,135	-	-	-	-	-	-	-	-
Johnson City Venture, LLC	38,198	371	549	$37,278	-	-	-	-	-	-	-
Polaris Center, LLC	39,833	410	604	38,819	-	-	-	-	-	-	-
Glimcher Ashland Venture, LLC	24,132	430	620	668	$22,414	-	-	-	-	-	-
Dayton Mall Venture, LLC	54,742	727	1,066	1,159	1,260	$50,530	-	-	-	-	-
Glimcher WestShore, LLC	93,200	1,278	1,807	1,902	2,003	86,210	-	-	-	-	-
PFP Columbus, LLC	139,058	1,914	2,708	2,855	3,011	3,155	$125,415	-	-	-	-
LC Portland, LLC	130,499	1,720	2,439	2,577	2,722	2,856	118,185	-	-	-	-
JG Elizabeth, LLC	155,379	2,120	2,986	3,135	3,292	3,437	3,629	$136,780	-	-	-
MFC Beavercreek, LLC	107,047	1,362	1,933	2,043	2,159	2,265	2,409	94,876	-	-	-
Glimcher SuperMall Venture, LLC	58,387	713	1,037	1,119	1,208	1,292	1,406	1,517	$50,095	-	-
Glimcher Merritt Square, LLC	57,000	-	-	185	756	790	843	889	53,537
RVM Glimcher, LLC	50,000	-	566	649	686	719	768	815	863	$44,934	-
WTM Glimcher, LLC	60,000	-	-	-	-	-	-	-	-	60,000	-
EM Columbus II, LLC	43,000	-	506	537	570	597	641	680	722	38,747	-
Tax Exempt Bonds	19,000	-	-	-	-	-	-	-	-	-	$19,000
Total Mortgage Notes and Fixed Rate Notes Payable (b)	1,380,187	105,622	232,956	92,926	40,081	151,851	253,296	235,557	105,217	143,681	19,000

Credit Facility - unhedged portion	198,000	-	198,000	-	-	-	-	-	-	-	-
Total Variable Rate Notes Payable	198,000	-	198,000	-	-	-	-	-	-	-	-

Other
Fair Value Adjustment Amortization - Polaris Center, LLC	929	321	428	180	-	-	-	-	-	-	-
Fair Value Adjustment Amortization - Glimcher Merritt Square, LLC	(1,943)	(198)	(264)	(264)	(264)	(264)	(264)	(264)	(161)

Total Debt	$1,577,173	$105,745	$431,120	$92,842	$39,817	$151,587	$253,032	$235,293	$105,056	$143,681	$19,000

(a) Interest rates are fixed through various interest rate swap agreements
(b) Weighted Average interest rate for the fixed rate mortgage debt was 6.1% as of March 31, 2008 with a weighted average maturity of 5.1 years.

JOINT VENTURE DEBT MATURITIES
(dollars in thousands)

	Interest Rate	Loan	Final	Balance
Description	3/31/2008	Terms	Maturity	3/31/2008	2008	2009

Total Joint Venture Mortgages
Puente Hills Mall, LLC	5.20%	(a)	June 1, 2008	$85,496	$85,496	$-
Puente Hills Mall, LLC Fair Value Adjustment				(32)	(32)	-
Puente Hills Mall, LLC Debt at Fair Value				85,464	85,464	-

Tulsa Promenade , LLC	6.52%	(b)	March 14, 2009	35,000	-	35,000
Surprise Peripheral Venture, LLC	4.87%	(c)	October 1, 2009	2,837		2,837
Kierland Crossing, LLC	N/A	(d)	May 29, 2011	-	-	-

Total Joint Venture Mortgages				$123,301	$85,464	$37,837

Joint Venture Debt (Pro Rata Share)				$64,060	$44,441	$19,619

(a) Interest rate is fixed, loan requires monthly payments of principal and interest.
(b) Interest rate of LIBOR plus 135 basis points, loan requires monthly payments of interest only. The interest rate is fixed with a swap.
(c) Interest rate of LIBOR plus 175 basis points, loan requires monthly payments of interest only.
(d) The construction loan for Scottsdale Quarter bears interest at LIBOR plus 150 basis points and requires payments of interest only.

OCCUPANCY STATISTICS

Portfolio Occupancy Statistics
Portfolio occupancy statistics by property type are summarized below:

	Occupancy (1)
	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007

Wholly-owned Malls:
Mall Anchors	97.5%	97.2%	94.1%	95.1%	93.6%
Mall Stores	90.9%	92.9%	91.6%	90.5%	89.2%
Total Consolidated Mall Portfolio	95.0%	95.6%	93.2%	93.5%	92.0%

Mall Portfolio including Joint Ventures:
Mall Anchors	97.5%	97.3%	94.6%	95.4%	94.1%
Mall Stores	90.8%	92.7%	91.3%	90.3%	89.1%
Total Mall Portfolio	95.0%	95.6%	93.4%	93.6%	92.3%

Core Mall Portfolio (2)
Mall Anchors	97.7%	97.7%	96.4%	96.8%	96.6%
Mall Stores	92.8%	94.4%	93.5%	91.8%	92.7%
Total Mall Portfolio	95.9%	96.5%	95.4%	95.0%	95.2%

(1) Occupied space is defined as any space where a tenant is occupying the space or paying rent at the date indicated, excluding all tenants with leases having an initial term of less than one year.
(2) Comparable malls including joint ventures and excluding malls held-for-sale and malls acquired within the last 12 months.

LEASING RESULTS AND RE-LEASING SPREADS

Permanent Leasing Activity (wholly owned and joint venture properties)
The following table summarizes the new and rollover lease activity by type for the three months ended March 31, 2008:

	GLA Analysis			Average Annualized Base Rents
	New	Rollover		New	Rollover		Portfolio
Property Type	Leases	Leases	Total	Leases	Leases	Total	Average
Mall Anchors	234,897	50,000	284,897	$3.02	$10.00	$4.25	$6.59
Mall Stores	123,978	171,103	295,081	$37.04	$25.94	$31.31	$26.18

The following table summarizes the new and rollover lease activity and the comparative prior rents for the three months ended March 31, 2008 for only those leases where the space was occupied in the previous 24 months:

	GLA Analysis			Average Annualized Base Rents						Percent
	New	Rollover		New	Prior	Rollover	Prior	Total	Total Prior	Change in
Property Type	Leases	Leases	Total	Leases	Tenants	Leases	Rent	New/Rollover	Tenants/Rent	Base Rent

Three months ended March 31, 2008
Mall Anchors	-	50,000	50,000	$-	$-	$10.00	$10.00	$10.00	$10.00	0%
Mall Stores	26,261	116,758	143,019	$25.01	$14.48	$25.72	$24.47	$25.59	$22.64	13%

CORE SAME MALL PORTFOLIO STATISTICS BY ASSET CATEGORY
HELD FOR INVESTMENT
as of March 31, 2008

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) Mar 2008	Avg. Mall Store Sales PSF (1) Mar 2007	Mall Store Occupancy 3/31/2008	Mall Store Occupancy 03/31/2007	% of Mall Portfolio NOI (2)

MARKET DOMINANT

Jersey Gardens	Elizabeth, NJ	1	1,304,590
Lloyd Center	Portland, OR	24	1,444,015
Mall at Fairfield Commons	Dayton, OH	58	1,138,148
Mall at Johnson City	Johnson City, TN	>100	507,490
Polaris Fashion Place	Columbus, OH	31	1,410,159
Weberstown Mall	Stockton, CA	78	858,722
WestShore Plaza	Tampa, FL	21	1,062,547
			7,725,671	$437	$440	95.7%	96.2%	56%

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) Mar 2008	Avg. Mall Store Sales PSF (1) Mar 2007	Mall Store Occupancy 3/31/2008	Mall Store Occupancy 03/31/2007	% of Mall Portfolio NOI (2)

TRADE AREA DOMINANT

Ashland Town Center	Ashland, KY	>100	321,888
Colonial Park Mall	Harrisburg, PA	67	743,668
Dayton Mall	Dayton, OH	58	1,417,912
Eastland Mall (OH)	Columbus, OH	31	786,163
Grand Central Mall	Parkersburg, WV	>100	909,628
Indian Mound Mall	Columbus, OH	31	557,358
Morgantown Mall	Morgantown, WV	>100	558,122
New Towne Mall	New Philadelphia, OH	>100	513,454
Northtown Mall	Minneapolis, MN	15	677,179
Puente Hills Mall (3)	Los Angeles, CA	2	1,187,631
River Valley Mall	Columbus, OH	31	581,031
Supermall of the Great NW	Seattle, WA	13	943,244
Tulsa Promenade (3)	Tulsa, OK	55	926,306
			10,123,584	$296	$311	90.3%	89.8%	44%

TOTAL COMPARABLE CORE MALLS - HELD FOR INVESTMENT			17,849,255	$363	$370	92.8%	92.7%	100%

(1) Sales for in-line stores with less than 10,000 square feet.
(2) Based on net operating income for the three months ended March 31, 2008.
(3) Company has a 52% ownership interest in this Mall through a joint venture

MALL PORTFOLIO STATISTICS
MALL ASSETS INCLUDING ASSETS HELD FOR SALE AND NEWLY ACQUIRED MALLS
as of March 31, 2008

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) Mar 2008	Avg. Mall Store Sales PSF (1) Mar 2007	Mall Store Occupancy 3/31/2008	Mall Store Occupancy 03/31/2007

TOTAL COMPARABLE CORE MALLS - HELD FOR INVESTMENT (from page 14)			17,849,255	$363	$370	92.8%	92.7%

ASSETS HELD FOR SALE AND NON COMPARABLE

Almeda Mall (2)	Houston, TX	7	n/a
Eastland Mall (NC)	Charlotte, NC	34	1,060,781
Great Mall of the Great Plains	Kansas City, KS	26	782,635
Merritt Square Mall (3)	Merritt Island, FL	25	872,660
Montgomery Mall (2)	Montgomery, AL	>100	n/a
Northwest Mall (2)	Houston, TX	7	n/a
University Mall (2)	Tampa, FL	21	n/a

			2,716,076	$250	$282	78.1%	76.0%

TOTAL MALLS ASSETS INCLUDING ASSETS HELD FOR SALE			20,565,331	$354	$355	90.8%	89.1%

(1) Sales for in-line stores with less than 10,000 square feet.
(2) Mall was sold in 2007
(3) Mall acquired in October 2007.

SUMMARY OF SIGNIFICANT TENANTS
As of March 31, 2008

Tenants Representing > 1.0% of Total Portfolio Annualized Minimum Rent

				% of Total
			Annualized	Annualized
	Number of	GLA of	Minimum	Minimum
Tenant Name	Stores	Stores	Rent	Rent

Gap, Inc.	29	419,949	$6,644,592	3.1%
Foot Locker, Inc.	48	194,986	4,671,612	2.2%
Sterling, Inc.	37	67,197	4,376,093	2.0%
AMC Theater	2	148,344	4,189,000	2.0%
Limited Brands, Inc.	40	171,045	4,173,962	1.9%
Burlington Coat Factory	7	554,839	3,813,612	1.8%
Steve & Barry's	11	474,154	3,707,531	1.7%
JCPenney Company, Inc.	18	1,808,213	3,462,524	1.6%
Sears Holding Corporation	23	2,786,864	3,391,221	1.6%
Belks	7	706,730	2,936,344	1.4%
Zales Corporation	37	33,659	2,830,480	1.3%
Luxottica Group	34	83,186	2,635,485	1.2%
American Eagle Outfitters	20	109,856	2,625,687	1.2%
Genesco, Inc.	44	64,647	2,481,935	1.2%
Saks Incorporated	4	229,843	2,430,954	1.1%
Finish Line, Inc.	23	125,746	2,185,742	1.0%
Total tenants representing > 1.0%	384	7,979,258	$56,556,774	26.3%

Note: Information includes wholly-owned and joint venture properties.

TOP 10 REGIONAL MALL TENANTS
As of March 31, 2008

Mall Stores (ranked by percent of total minimum mall rents)
				% of Total
			Annualized	Annualized
	Number of	GLA of	Minimum	Minimum
Tenant Name	Stores	Stores	Rents	Mall Rents
Foot Locker, Inc.	48	194,986	$4,671,612	2.3%
Sterling, Inc.	36	61,417	$4,289,853	2.1%
Limited Brands, Inc.	40	171,045	$4,173,962	2.0%
Gap, Inc.	23	254,476	$4,147,043	2.0%
Zales Corporation	37	33,659	$2,830,480	1.4%
Luxottica Group	34	83,186	$2,635,485	1.3%
American Eagle Outfitters	20	109,856	$2,625,687	1.3%
Genesco, Inc.	44	64,647	$2,481,935	1.2%
Finish Line, Inc.	23	125,746	$2,185,742	1.1%
Claire's Boutique	34	46,120	$2,050,263	1.0%

Mall Anchors (ranked by total GLA)
			Annualized
	Number of	GLA of	Minimum	% of Total
Tenant Name	Stores	Stores	Rents	Mall GLA
Sears Holding Corporation	18	2,504,881	$1,763,810	12.2%
JC Penney Company, Inc.	15	1,754,559	$3,344,178	8.5%
Macy's, Inc.	9	1,693,944	$255,000	8.2%
Bon-Ton Department Stores, Inc.	9	865,250	$1,968,912	4.2%
Belks	7	706,730	$2,936,344	3.4%
Dillard's	4	681,925	$-	3.3%
Burlington Coat Factory	7	554,839	$3,813,612	2.7%
Steve & Barry's	10	459,083	$3,466,395	2.2%
Saks Incorporated	3	228,156	$2,360,100	1.1%
Boscov's	1	182,609	$-	0.9%

Note: Information includes wholly-owned and joint venture properties.

LEASE EXPIRATION SCHEDULE
As of March 31, 2008

Mall Portfolio

					Percent of				Anchor	Store	Percent of
		Anchor	Store	Total	Occupied				Annualized	Annualized	Annualized
		Square	Square	Square	GLA	Anchor	Store	Total	Base Rents/	Base Rents/	Base Rents
Lease	Number	Feet	Feet	Feet	Represented	Annualized	Annualized	Annualized	Square	Square	Represented
Expiration	of	of GLA	of GLA	of GLA	by Expiring	Base Rents	Base Rents	Base Rents	Foot	Foot	by Expiring
Year	Leases	Expiring	Expiring	Expiring	Leases	Expiring	Expiring	Expiring	Expiring (1)	Expiring (1)	Leases

2008	428	95,597	876,500	972,097	5.0%	$657,882	$18,023,596	$18,681,478	$6.88	$24.09	9.1%
2009	441	770,491	1,142,896	1,913,387	9.8%	3,353,715	22,312,860	25,666,575	$6.01	$23.23	12.5%
2010	340	1,097,898	930,598	2,028,496	10.4%	7,794,963	22,388,699	30,183,662	$7.69	$27.90	14.7%
2011	300	1,872,694	735,889	2,608,583	13.4%	8,031,611	22,312,390	30,344,001	$5.04	$32.46	14.8%
2012	216	948,094	606,483	1,554,577	8.0%	3,607,092	17,472,580	21,079,672	$4.71	$30.27	10.3%
Thereafter	718	7,810,606	2,650,695	10,461,301	53.4%	24,286,863	55,364,644	79,651,507	$7.56	$24.55	38.6%
	2,443	12,595,380	6,943,061	19,538,441	100.0%	$47,732,126	$157,874,769	$205,606,895	$6.59	$26.18	100.0%

Community Center Portfolio

					Percent of				Anchor	Store	Percent of
		Anchor	Store	Total	Occupied				Annualized	Annualized	Annualized
		Square	Square	Square	GLA	Anchor	Store	Total	Base Rents/	Base Rents/	Base Rents
Lease	Number	Feet	Feet	Feet	Represented	Annualized	Annualized	Annualized	Square	Square	Represented
Expiration	of	of GLA	of GLA	of GLA	by Expiring	Base Rents	Base Rents	Base Rents	Foot	Foot	by Expiring
Year	Leases	Expiring	Expiring	Expiring	Leases	Expiring	Expiring	Expiring	Expiring (1)	Expiring (1)	Leases

2008	6	-	16,117	16,117	1.9%	$-	$214,633	$214,633	$-	$13.32	2.4%
2009	17	30,000	52,950	82,950	9.6%	270,000	860,194	1,130,194	$9.00	$17.40	12.7%
2010	18	70,850	80,501	151,351	17.6%	763,751	1,436,639	2,200,390	$10.78	$19.55	24.8%
2011	2	-	6,100	6,100	0.7%	-	67,000	67,000	$-	$10.98	0.8%
2012	4	-	9,792	9,792	1.1%	-	277,392	277,392	$-	$28.33	3.1%
Thereafter	21	545,072	50,166	595,238	69.1%	4,285,427	693,000	4,978,427	$7.86	$17.08	56.2%
	68	645,922	215,626	861,548	100.0%	$5,319,178	$3,548,858	$8,868,036	$8.24	$18.15	100.0%

(1) The base rents per square foot calculation excludes outlot and ground leases that do not pay rents or pay nominal amounts for rents.
Note: Information includes wholly-owned (including assets held-for-sale) and joint venture properties.

CAPITAL EXPENDITURES
(dollars in thousands)

	Three months ended Mar 31, 2008			Three months ended Mar 31, 2007

	Consolidated	Joint Venture		Consolidated	Joint Venture
	Properties	Proportionate		Properties	Proportionate
	2008	Share	Total	2007	Share	Total

New developments	$88	$8,014	$8,102	$138	$1,078	$1,216

Redevelopment projects	$10,993	$74	$11,067	$5,769	$124	$5,893

Renovation with no incremental GLA	$15	$29	$44	$8,200	$2,947	$11,147

Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor stores	$686	$-	$686	$193	$-	$193
Non-anchor stores	1,913	256	2,169	3,897	6	3,903
Operational capital expenditures	923	-	923	774	40	814
Total Property Capital Expenditures	$3,522	$256	$3,778	$4,864	$46	$4,910

DEVELOPMENT AND REDEVELOPMENT ACTIVITY
(dollars in thousands)

Project	Description	Total Project Cost (1)	Ownership %	Pro rata Project Cost	Pro rata Project Costs Incurred thru 03/31/2008 (1)	Opening Date	Project Initial Yield

PROPERTY DEVELOPMENTS:
Scottsdale Quarter	Development of new retail/office	$250,000	50%	$125,000	$12,423	Phase 1 Q1-2009 through Q4-2009	8%
Scottsdale, Arizona	650,000 square feet lifestyle center

PROPERTY REDEVELOPMENT:
Polaris Fashion Place	Lifestyle Expansion	$48,162	100%	$48,162	$15,358	Q4-2008 through Q4-2009	8%
Columbus, Ohio

Total Development and Redevlopment		$298,162		$173,162	$27,781

(1) Project costs exclude the allocation of internal costs such as labor, interest and taxes.

Note: Anticipated opening date, estimated project costs and project yield are subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process.